Exhibit 8(g)(ii)
AMENDMENT TO PARTICIPATION AGREEMENT
     This AMENDMENT TO PARTICIPATION AGREEMENT (the “Amendment”) is made and entered into as of the 1st day of May, 2007, by and among ANNUITY INVESTORS LIFE INSURANCE COMPANY (the “Company”), on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement (as defined below), THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (the “Fund,” formerly Morgan Stanley Universal Funds, Inc.) and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (the “Adviser,” formerly Morgan Stanley Asset Management Inc.).
     WHEREAS, the Company, the Fund and the Adviser have entered into a Participation Agreement dated as of May 1, 1997, as such agreement may be amended from time to time (the “Participation Agreement”); and
     WHEREAS, the Company, the Fund and the Adviser wish to amend the Participation Agreement in certain respects.
     NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund and the Adviser agree to amend the Participation Agreement as follows:
     1. Schedule A of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule A.
     2. Schedule B of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule B.
     3. Except as provided herein, the Participation Agreement shall remain in full force and effect. This Amendment and the Participation Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Participation Agreement, the terms of this Amendment shall control.
     4. This Amendment may be amended only by written instrument executed by each party hereto.
     5. This Amendment shall be effective as of the date written above.
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1

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.
ANNUITY INVESTORS LIFE INSURANCE COMPANY

By:	/s/ John P. Gruber

	Name:	John P. Gruber
	Title:	Senior Vice President &
General Counsel
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By:	/s/ Ronald E. Robison

	Name:	Ronald E. Robison
	Title:	President
MORGAN STANLEY INVESTMENT MANAGEMENT INC

By:	/s/ Ronald E. Robinson

	Name:	Ronald E. Robison
	Title:	Managing Director

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SCHEDULE A
PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL
FUNDS. INC. AVAILABLE UNDER THIS AGREEMENT
Class I Shares
Core Plus Fixed Income Portfolio
Mid Cap Growth Portfolio
U.S. Mid-Cap Value Portfolio
U.S Real Estate Portfolio
Value Portfolio

A-1

SCHEDULE B
SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Name of Separate Account and	Form Number and Name of
Date Established by Board of Directors	Contract Funded by Separate Account
Annuity Investors Variable Account A	A800(NQ96)-3
(May 26, 1995)	The Commodore Americus
Individual Flexible Premium
Deferred Variable Annuity

A800(Q96)-3
The Commodore Americus
Individual Flexible Premium
Deferred Variable Annuity

G800(95)-3
The Commodore Nauticus
Group Flexible Premium
Deferred Variable Annuity

Annuity Investors Variable Account B	A801-BD(NQRev. 3/97)-3
(December 19, 1996)	The Commodore Spirit
Individual Flexible Premium
Deferred Variable Annuity

A801-BD (Q Rev. 3/97)-3
The Commodore Spirit
Individual Flexible Premium
Deferred Variable Annuity

G801-BD(97)-3
The Commodore Spirit
Group Flexible Premium
Deferred Variable Annuity

P1809003NW
The Commodore Spirit
Individual Flexible Premium
Deferred Variable Annuity (Non-Qualified)

P1809103NW
The Commodore Spirit
Individual Flexible Premium
Deferred Variable Annuity (Qualified)

Name of Separate Account and	Form Number and Name of
Date Established by Board of Directors	Contract Funded by Separate Account
P1813206NW
The Commodore Independence
Individual Flexible Premium
Deferred Variable Annuity

A802(NQ98)-3
The Commodore Independence
Individual Flexible Premium
Deferred Variable Annuity

A802(Q98)-3
The Commodore Independence
Individual Flexible Premium
Deferred Variable Annuity

G802(99)-3
The Commodore Independence
Group Flexible Premium
Deferred Variable Annuity

G2010407NW
The Commodore Independence
Group Flexible Premium
Deferred Variable Annuity

A803(NQ98)-3
The Commodore Advantage
Individual Flexible Premium
Deferred Variable Annuity

A803(Q98)-3
The Commodore Advantage
Individual Flexible Premium
Deferred Variable Annuity

G803(98)-3
The Commodore Advantage
Group Flexible Premium
Deferred Variable Annuity

Name of Separate Account and	Form Number and Name of
Date Established by Board of Directors	Contract Funded by Separate Account
P1809603NW
The Commodore Advantage
Individual Flexible Premium
Deferred Variable Annuity
(Non-Qualified)

P1809703NW
The Commodore Advantage
Individual Flexible Premium
Deferred Variable Annuity (Qualified)

Annuity Investors Variable Account C	P1805001NW
(November?, 2001)	The Commodore Helmsman
Individual Flexible Premium
Deferred Variable Annuity (Non-Qualified)

P1805101NW
The Commodore Helmsman
Individual Flexible Premium
Deferred Variable Annuity (Qualified)

P1809203NW
The Commodore Helmsman
Individual Flexible Premium
Deferred Variable Annuity (Non-Qualified)

P1809303NW
The Commodore Helmsman
Individual Flexible Premium
Deferred Variable Annuity (Qualified)

P1805201NW
The Commodore Majesty
Individual Flexible Premium
Deferred Variable Annuity (Non-Qualified)

P1805301NW
The Commodore Majesty
Individual Flexible Premium
Deferred Variable Annuity (Qualified)

Name of Separate Account and	Form Number and Name of
Date Established by Board of Directors	Contract Funded by Separate Account
P1809403NW
The Commodore Majesty
Individual Flexible Premium
Deferred Variable Annuity (Non-Qualified)

P1809503NW
The Commodore Majesty
Individual Flexible Premium
Deferred Variable Annuity (Qualified)

B-4